UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 16, 2007, the Board of IRIDEX Corporation (the “Company”) amended the Bylaws of the Company (the “Bylaws”) effective immediately, amending and restating in its entirety Article V, Section 5.1 the Bylaws and adding a new Article V, Section 5.3 to the Bylaws. Rule 4350(1) of the NASDAQ Manual requires all securities listed on Nasdaq on or after January 1, 2008 to be eligible for a Direct Registration Program (“DRP”). The changes to the Bylaws allow the Company’s stock to be issued in uncertified form, qualifying the Company’s shares for DRP.
The Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated herein by reference. The foregoing description of the change to the Bylaws does not purport to be complete, and is qualified in its entirety by reference to Exhibit 3.1.
Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of IRIDEX Corporation as of November 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
By:	/s/ THEODORE A. BOUTACOFF
Theodore A. Boutacoff
President and Chief Executive Officer

Date: November 21, 2007

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of IRIDEX Corporation as of November 16, 2007.